UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
_____________
CURRENT REPORT

Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):
June 19, 2014
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KENNEDY-WILSON HOLDINGS, INC.
(Exact name of registrant as specified in its charter)
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Delaware	001-33824	26-0508760
(State or other jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

9701 Wilshire Blvd., Suite 700 Beverly Hills, California 90212
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (310) 887-6400

N/A
(Former name or former address, if changed since last report.)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2.):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02     DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.

On April 14, 2014, the Board of Directors (the “Board”) of Kennedy-Wilson Holdings, Inc. (the “Company”) adopted the first amendment (the “Amendment”) to the Company’s Amended and Restated 2009 Equity Participation Plan (the “Plan”), subject to approval by the Company’s stockholders. On June 19, 2014, the Company’s stockholders approved the Amendment.

Among other things, the Amendment provides for an increase in the aggregate number of shares of common stock of the Company that may be issued pursuant to the Plan by an additional 6,000,000 shares for a total of 11,645,000 shares.

The foregoing summary is qualified in its entirety by reference to the full text of the Amendment, a copy of which is attached hereto as Exhibit 10.1 and incorporated by reference herein.

ITEM 5.03    AMENDMENTS TO ARTICLES OF INCORPORATION OR BYLAWS

On June 19, 2014, the Company filed, with the Secretary of State of the State of Delaware, an amendment the Company’s Second Amended and Restated Certificate of Incorporation. The amendment, which became effective as of such date, increased the number of shares of common stock that the Company is authorized to issue from 125,000,000 shares to 200,000,000 shares. Pursuant to the amendment, the first sentence of Article FOURTH of the Company’s Second Amended and Restated Certificate of Incorporation was amended and restated in its entirety to read as follows:

FOURTH: The total number of shares of all classes of capital stock which the Corporation shall have authority to issue is 201,000,000, of which 200,000,000 shares shall be common stock with a par value of $.0001 per share (the “Common Stock”) and 1,000,000 shares shall be Preferred Stock with a par value of $.0001 per share (the “Preferred Stock”).

A copy of the Company's Certificate of Incorporation, as amended, is attached hereto as Exhibit 3.1.

ITEM 5.07     SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

The Company’s 2014 annual stockholder meeting was held on June 19, 2014. As of the record date for the meeting, the Company had 91,683,127 shares of common stock outstanding, each of which is entitled to one vote.

All of the nominees for director listed in Proposal 1 of the Proxy Statement were elected as follows:

Name	For	Withheld	Non Votes
Jerry Solomon	78,023,296	3,109,026	4,634,691
David A. Minella	78,189,600	2,942,722	4,634,691

Proposal 2 of the Proxy Statement, approval of the amendment to the Company’s Second Amended and Restated Certificate of Incorporation to increase the number of shares of common stock that the Company is authorized to issue from 125,000,000 shares to 200,000,000 shares, was approved by the following vote:

Proposal	For	Against	Abstain	Non Votes
AMENDMENT TO SECOND AMENDED AND RESTATED CERTIFICATE OF INCORPORATION	83,321,709	2,421,791	23,513	4,634,691

Proposal 3 of the Proxy Statement, approval of the amendment to the Company’s Amended and Restated 2009 Equity Participation Plan to increase the number of shares of the Company’s common stock available for awards thereunder by an additional 6,000,000 shares, was approved by the following vote:

Proposal	For	Against	Abstain	Non Votes
AMENDMENT TO AMENDED AND RESTATED 2009 EQUITY PARTICIPATION PLAN	68,307,627	12,791,549	33,146	4,634,691

Proposal 4 of the Proxy Statement, ratification of the selection of KPMG LLP as the Company’s independent registered public accountants for its fiscal year ending December 31, 2014, was approved by the following vote:

Proposal	For	Against	Abstain
ACCOUNTANTS	85,492,752	253,040	21,221

Proposal 5 of the Proxy Statement, vote on an advisory (non-binding) proposal to approve the compensation of the Company’s named executive officers, was approved by the following vote:

Proposal	For	Against	Abstain	Non Votes
ADVISORY VOTE ON NAMED EXECUTIVE OFFICERS COMPENSATION	53,989,348	27,108,698	34,276	4,634,691

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS
(d) Exhibits.

3.1	Amended and Restated Certificate of Incorporation
10.1	First Amendment to Amended and Restated 2009 Equity Participation Plan.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KENNEDY-WILSON HOLDINGS, INC.

By:	/s/ JUSTIN ENBODY
Justin Enbody
Chief Financial Officer

Date: June 19, 2014

EXHIBIT INDEX

Exhibit Number	Description
3.1	Amended and Restated Certificate of Incorporation
10.1	First Amendment to Amended and Restated 2009 Equity Participation Plan.